COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

27. COMMITMENTS AND CONTINGENCIES

(a) Operating commitments

As of December 31, 2023, the Company had outstanding operating commitments totaling RMB 580, which was the short-term lease payments.

(b) Capital commitments

As of December 31, 2023, the Company had outstanding capital commitments totaling RMB 13,210, which was the payment of building construction design and management.

YUNJI INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)

27. COMMITMENTS AND CONTINGENCIES (CONTINUED)

(c) Contingencies

In the ordinary course of business, the Group is from time to time involved in legal proceedings and litigations. As of December 31, 2022, the Group was not involved in any legal or administrative proceedings that the Group believes may have a material adverse impact on the Group’s business, balance sheets or results of operations and cash flows.

As of December 31, 2023, the Group, as one of the five co-defendants, was involved in a legal proceeding that arose in the ordinary course of business (the “Case”). The plaintiff sought monetary damages jointly and severally from all co-defendants. As of the date of this consolidated financial statements release, the Case is still under the appeal trial process and subject to final judgment by the Guangzhou Intermediate People’s Court. The amount is approximately RMB23.1 million. Management carried out the assessment of the financial impact of this Case and consulted its legal counsel. Based on the currently available information, management believes that the claims by the plaintiff have no merit and the Group has valid defence and will defend vigorously in the Case. Accordingly, the Group has not made accrual for the Case as of December 31, 2023.